UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

PEREGRINE PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee previously paid by written preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

September 25, 2012

Peregrine Pharmaceuticals has updated the location of its upcoming Annual Shareholder Meeting.

The event is scheduled for:

Thursday, October 18, 2012
10:00 a.m. Pacific Daylight Time

Wyndham Orange County Hotel
3350 Avenue of The Arts
Costa Mesa, California 92626
714-751-5100

Thank you for your support and interest in Peregrine. We look forward to seeing you on Thursday, October 18, 2012 at the Wyndham Hotel in Costa Mesa.

If you wish to attend, please RSVP to ir@peregrineinc.com

Very truly yours,

Steven W. King
President and Chief Executive Officer and Director

14282 Franklin Avenue ● Tustin, California 92780 ● (714) 508-6000 ● www.peregrineinc.com